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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our reports dated February 15, 2002 included in Netzee, Inc.'s previously filed Registration Statement on Form S-8 (File Numbers 333-30252 and 333-59948).


Arthur Andersen LLP


/s/ Arthur Andersen LLP


Atlanta, Georgia
March 29, 2002